                                EXHIBIT NO. 24.1
                                ----------------

                               Powers of Attorney

                                POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, R. Steven Kestner, David M. Schneider and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $300 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Executive Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date:  January 16, 1998                               /s/ Milton N. Allen
                                                     --------------------
                                                     Milton N. Allen
                                                     Director

                                POWER OF ATTORNEY


                   KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, R. Steven Kestner, David M. Schneider and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $300 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Executive Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                   IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date:  January 15, 1998                               /s/ B. Charles Ames
                                                     --------------------
                                                     B. Charles Ames
                                                     Director

                                POWER OF ATTORNEY


                   KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, R. Steven Kestner, David M. Schneider and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $300 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Executive Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                   IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date:  January 15, 1998                               /s/ Charles A. Davis
                                                     ---------------------
                                                     Charles A. Davis
                                                     Director

                                POWER OF ATTORNEY


                   KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, R. Steven Kestner, David M. Schneider and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $300 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Executive Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                   IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date:  January 20, 1998                               /s/ Stephen R. Hardis
                                                     ----------------------
                                                     Stephen R. Hardis
                                                     Director

                                POWER OF ATTORNEY


                   KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, R. Steven Kestner, David M. Schneider and Dane A. Shrallow, and each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for her and in her name, place and stead, in any and all capacities, as attorney-in-fact and agent, her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $300 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Executive Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                   IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date:  January 15, 1998                               /s/ Janet Hill
                                                     ---------------
                                                     Janet Hill
                                                     Director

                                POWER OF ATTORNEY


                   KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, R. Steven Kestner, David M. Schneider and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $300 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Executive Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                   IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date:  January 15, 1998                               /s/ Norman S. Matthews
                                                     -----------------------
                                                     Norman S. Matthews
                                                     Director

                                POWER OF ATTORNEY


                   KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, R. Steven Kestner, David M. Schneider and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $300 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Executive Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                   IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date:  January 16, 1998                               /s/ Donald B. Shackelford
                                                     --------------------------
                                                     Donald B. Shackelford
                                                     Director

                                POWER OF ATTORNEY


                   KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, R. Steven Kestner, David M. Schneider and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $300 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Executive Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                   IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date:  January 15, 1998                              /s/ Paul B. Sigler
                                                     ------------------
                                                     Paul B. Sigler
                                                     Director

                                POWER OF ATTORNEY


                   KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, R. Steven Kestner, David M. Schneider and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $300 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Executive Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                   IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date:  January 19, 1998              /s/ Peter B. Lewis
                                    -------------------
                                    Peter B. Lewis
                                    Chairman, President, Chief Executive Officer
                                    and Director

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, R. Steven Kestner and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $300 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Executive Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date:  January 14, 1998                               /s/ David M. Schneider
                                                     -----------------------
                                                     David M. Schneider
                                                     Secretary

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, R. Steven Kestner, David M. Schneider and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $300 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Executive Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date:  January 19, 1998                     /s/ Charles B. Chokel
                                           ----------------------
                                           Charles B. Chokel
                                           Treasurer and Chief Financial Officer

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Charles B. Chokel, R. Steven Kestner, David M. Schneider and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $300 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Executive Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date:  January 14, 1998                               /s/ Jeffrey W. Basch
                                                     ---------------------
                                                     Jeffrey W. Basch
                                                     Chief Accounting Officer